EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of S&W Seed Company on Form S-1/A (Amendment No. 2) of our report dated September 20, 2017 on the consolidated financial statements of S&W Seed Company appearing in the 2017 Form 10-K of S&W Seed Company, and to the reference to us under the heading "Experts" in the prospectus.

                                                /s/ Crowe Horwath LLP

                                                Crowe Horwath LLP

San Francisco, California
November 17, 2017